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                         CONSENT OF INDEPENDENT AUDITOR

                                   EXHIBIT 23
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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43675) pertaining to the Wilmington Trust Thrift Savings Plan of our report dated June 9, 2000,with respect to the financial statements and schedule of the Wilmington Trust Thrift Savings Plan included in this Annual Report (Form 11-K/A) for the year ended December 31, 1999.


                                                     /s/ Ernst & Young LLP

                                                         Ernst & Young LLP


Philadelphia, Pennsylvania
June 26, 2000